Exhibit 1.1

UNDERWRITING AGREEMENT

[●], 2018

The Benchmark Company, LLC

150 East 58th St, 17th Floor

New York, NY 10155

As Representative of the several Underwriters named on Schedule 1 attached hereto

Ladies and Gentlemen:

The undersigned, PeerStream, Inc., a Delaware corporation (the “Company”) and certain stockholders of the Company named in Schedule 2 hereto (the “Selling Stockholders”) hereby confirm their agreement (this “Agreement”) with The Benchmark Company, LLC (hereinafter the “Representative”) and with the other underwriters named on Schedule 1 hereto for which the Representative is acting as representative (the Representative and such other underwriters being collectively called the “Underwriters” or, individually, an “Underwriter”) as follows:

1. Purchase and Sale of Shares.

(a) Shares.

(i) Nature and Purchase of Shares.

(A) Each of the Selling Stockholders agrees, severally and not jointly, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, to sell to the several Underwriters the number of shares of common stock, par value $0.001 per share, of the Company (the “Common Shares”) set forth opposite their respective names in Schedule 2 hereto. The [●] Common Shares referred to in this Section 1(a) are hereinafter referred to as the “Firm Shares.”

(B) Each Underwriter agrees, severally and not jointly, on the basis of the representations, warranties and agreements set forth herein, but subject to the terms and conditions set forth herein, to purchase from the Selling Stockholders the number of Firm Shares set forth opposite their respective names on Schedule 1 attached hereto and made a part hereof at a purchase price of $[●] (the “Purchase Price”) per Firm Share (or 93% of the public offering price per Firm Share). The Firm Shares are to be offered initially to the public at the offering price set forth on the cover page of the Prospectus (as defined in Section 2(a)(i)(A) hereof).

(ii) Over-allotment Option.

(A) Option Shares. For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Shares, each of the Selling Stockholders agrees, severally and not jointly, to sell to the several Underwriters (the “Over-allotment Option”) the number of additional Common Shares set forth opposite their respective names in Schedule 2 hereto (the “Option Shares”), representing an aggregate total number of Common Shares equal to fifteen percent (15%) of the Firm Shares sold in the offering. As provided in this Agreement, the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, the Option Shares at the Purchase Price less an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Option Shares. The option to purchase the Option Shares may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters. If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule 1 hereto (or such number increased as set forth in Section 8 hereof) bears to the aggregate number of Option Shares being purchased from the Selling Stockholders by the several Underwriters (and shall be rounded, as necessary, to avoid fractional shares as the Representative may determine).

(B) Exercise of Option. The Over-allotment Option granted pursuant to Section 1(a)(ii)(A) hereof may be exercised by the Representative as to all (at any time) or any part (from time to time) for any number of the Option Shares within 45 days after the Effective Date. The Underwriters shall not be under any obligation to purchase any the Option Shares prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company and the Selling Stockholders from the Representative, which must be confirmed in writing by overnight mail or email or facsimile or other electronic transmission, and must be given at least three (3) full Business Days prior to the Closing Date (as defined below) or the Option Closing Date (as defined below), as applicable. Such notice shall set forth the aggregate number of Option Shares as to which the Over-allotment Option is being exercised and the date and time for delivery of and payment for the Option Shares (the “Option Closing Date”), which may be the same date and time as the Closing Date but shall not be earlier than the Closing Date nor later than ten (10) full Business Days after the date of the notice or such other time as shall be agreed upon by the Company and the Representative, at the offices of Representative’s Counsel, or at such other place (including remotely by facsimile or other electronic transmission) as shall be agreed upon by the Company and the Representative. If such delivery and payment for the Option Shares does not occur on the Closing Date, the Option Closing Date will be as set forth in the notice. Upon exercise of the Over-allotment Option with respect to all or any portion of the Option Shares and subject to the terms and conditions set forth herein, (i) the Selling Stockholders shall become obligated, jointly and not severally, to sell to the Underwriters the number of the Option Shares specified opposite their names in such notice (with such amounts not to exceed the amounts listed in Schedule 2 hereto) and (ii) each of the Underwriters, acting severally and not jointly, shall purchase that portion of the total number of the Option Shares then being purchased as set forth in Schedule 1 opposite the name of such Underwriter.

The Selling Stockholders understand that the Underwriters intend to make a public offering of the Firm Shares and any Option Shares (collectively, the “Public Securities”) as soon after the effectiveness of this Agreement as in the judgment of the Representative is advisable, and initially to offer the Public Securities on the terms set forth in the Pricing Disclosure Package (as defined below). The Selling Stockholders acknowledge and agree that the Underwriters may offer and sell Public Securities to or through any affiliate of an Underwriter. The shares of common stock of the Company to be outstanding after giving effect to the sale of the Public Securities are referred to herein as the “Stock.”

(iii) Share Payment and Delivery.

(A) Payment for the Firm Shares shall be made by wire transfer in immediately available funds to the accounts specified by the Selling Stockholders to the Representative at the offices of Gusrae Kaplan Nusbaum, PLLC (“Representative Counsel”), or at such other place (or by electronic transmission) as shall be agreed upon by the Representative and the Company, no later than 2:00 p.m., Eastern time, on the second (2nd) Business Day following the effective date (the “Effective Date”) of the Registration Statement (as defined below) (or the third (3rd) Business Day following the Effective Date if the Registration Statement is declared effective after 4:01 p.m., Eastern time) or at such earlier time as shall be agreed upon by the Representative, the Company and the Selling Stockholders. Payment for the Option Shares shall be made on the date and at the time and place specified by the Representative in the written notice of the Representative’s election to purchase such Option Shares or at such other time as shall be agreed upon by the Representative, the Company and the Selling Stockholders. The time and date of such payment for the Firm Shares is referred to herein as the “Closing Date” and the time and date for such payment for the Option Shares, if other than the Closing Date, is herein referred to as the “Option Closing Date.”

(B) Payment for the Shares to be purchased on the Closing Date or the Option Closing Date, as the case may be, shall be made against delivery to the Underwriters for the respective accounts of the several Underwriters of the Shares to be purchased on the Closing Date or the Option Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of such Shares duly paid by the Selling Stockholder. Delivery of the Shares shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Underwriters shall otherwise instruct. The certificates for the Shares will be made available for inspection and packaging by the Underwriters at the office of DTC or its designated custodian not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date or the Option Closing Date, as the case may be.

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(C) The Company and each of the Selling Stockholders acknowledge and agree that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Selling Stockholders with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Selling Stockholders or any other person. Additionally, none of the Underwriters is advising the Company, the Selling Stockholders or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. Each of the Company and the Selling Stockholders shall consult with its or their own advisors concerning such matters and each shall be responsible for making its or their own independent investigation and appraisal of the transactions contemplated hereby, and none of the Underwriters shall have any responsibility or liability to the Company or the Selling Stockholders with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or the Selling Stockholders.

2. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters and the Selling Stockholders as of the Applicable Time (as defined below) and as of the Closing Date and as of the Option Closing Date, as follows (unless otherwise indicated, all references to the Company in this Section 2 shall refer to the Company, its subsidiaries and its variable interest entities):

(a) Filing of Registration Statement.

(i) Pursuant to the Securities Act.

(A) The Company has prepared and filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement, and an amendment or amendments thereto, on Form S-1 (File No. 333- 226003), including any related prospectus or prospectuses, for the registration of the Public Securities under the Securities Act of 1933, as amended (the “Securities Act”), which registration statement and amendment or amendments have been prepared by the Company in conformity in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission under the Securities Act (the “Securities Act Regulations”). Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement became effective (including the Preliminary Prospectus included in the registration statement, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein by reference and all information deemed to be a part thereof as of the Effective Date pursuant to paragraph (b) of Rule 430A of the Securities Act Regulations (the “Rule 430A Information”)), is referred to herein as the “Registration Statement.” If the Company files any registration statement pursuant to Rule 462(b) of the Securities Act Regulations, then after such filing, the term “Registration Statement” shall include such registration statement filed pursuant to Rule 462(b).

(B) Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “Preliminary Prospectus.” The Preliminary Prospectus that was included in the Registration Statement immediately prior to the Applicable Time is hereinafter called the “Pricing Prospectus.” The final prospectus in the form first furnished to the Underwriters for use in the Offering is hereinafter called the “Prospectus.” Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement.

(C) “Applicable Time” means 4:30 p.m., Eastern time, on the date of this Agreement.

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(D) “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 of the Securities Act Regulations) relating to the Public Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Public Securities or of the Offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

(E) “Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433 (the “Bona Fide Electronic Road Show”), as evidenced by its being specified in Schedule 3 hereto.

(F) “Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

(G) “Pricing Disclosure Package” means any Issuer General Use Free Writing Prospectus issued at or prior to the Applicable Time, and the Pricing Prospectus, all considered together.

(ii) Pursuant to the Exchange Act. The Company has previously filed with the Commission a Form 8-A providing for the registration pursuant to Section 12(g) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Common Shares. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

(b) Stock Exchange Listing. The Common Shares have been approved for listing on The NASDAQ Capital Market (the “Exchange”) under the symbol “PEER,” subject to official notice of issuance.

(c) No Stop Orders, etc. Neither the Commission nor, to the Company’s knowledge, any domestic, foreign or state regulatory authority has issued any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus or has instituted or, to the Company’s knowledge, threatened to institute, any proceedings with respect to such an order. The Company has complied with each request (if any) from the Commission for additional information.

(d) Disclosures in Registration Statement.

(i) Compliance with Securities Act and 10b-5 Representation.

(A) Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each Preliminary Prospectus, including the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, and the Prospectus, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each Preliminary Prospectus delivered to the Underwriters for use in connection with this Offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(B) Neither the Registration Statement nor any amendment thereto, at its effective time, as of the Applicable Time, at the Closing Date or at any Option Closing Date, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter or Selling Stockholder furnished to the Company in writing by such Underwriter or Selling Stockholder expressly for use in such registration statement or post-effective amendment.

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(C) The Pricing Disclosure Package, as of the Applicable Time, at the Closing Date or at any Option Closing Date, did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Limited Use Free Writing Prospectus does not conflict in any material respect with the information contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, and each such Issuer Limited Use Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by the Representative or by the Selling Stockholders expressly for use in the Registration Statement, the Pricing Prospectus or the Prospectus or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the disclosure contained in the “Underwriting” section of the Prospectus (the “Underwriters’ Information”); and

(D) Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Date or at any Option Closing Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Underwriters’ Information or any statements or omissions made in reliance upon and in conformity with information relating to any Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in such Prospectus or amendment or supplement thereto.

(E) Incorporated Documents. The documents incorporated by reference in the Registration Statement, the Prospectus and the Pricing Disclosure Package, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Pricing Disclosure Package, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(ii) Disclosure of Agreements. The description of the Company’s agreements and documents included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, insofar as such description purports to constitute a summary of such agreements and documents, constitutes an accurate summary of the terms of such agreements and documents in all material respects. There are no agreements or other documents required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described, filed or incorporated by reference.

(iii) Prior Securities Transactions. Since January 1, 2015, no securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by or under common control with the Company, except as disclosed in the Registration Statement, the Pricing Disclosure Package, the Preliminary Prospectus or the Company’s filings with the Commission under the Exchange Act.

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(e) Changes after Dates in Registration Statement.

(i) No Material Adverse Change. Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, since the date of the most recent financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus: (i) there has been no material adverse change, or any development that would reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings/losses, business or operations, whether or not arising from transactions in the ordinary course of business, of the Company (any such change is called a "Material Adverse Change"), (ii) the Company has not incurred any material liability or obligation, indirect, direct or contingent nor entered into any material transaction or agreement, and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of share capital or repurchase or redemption by the Company of any class of share capital.

(ii) Recent Securities Transactions, etc. Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and except as may otherwise be indicated or contemplated herein or disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not: (i) issued any securities (other than (i) grants under any share compensation plan and (ii) common shares issued upon exercise or conversion of option, warrants or convertible securities); or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital shares.

(f) Independent Accountants. To the knowledge of the Company, Marcum LLP (the “Auditor”), whose report is filed with the Commission as part of the Registration Statement, the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Securities Act Regulations and the Public Company Accounting Oversight Board.

(g) Financial Statements, etc. The financial statements, including the notes thereto and supporting schedules included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, fairly present in all material respects the financial position and the results of operations of the Company at the dates and for the periods to which they apply. Such financial statements, notes and schedules have been prepared in conformity with generally accepted accounting principles as applied in the United States (“GAAP”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the notes thereto. Except as included or incorporated by reference therein, no historical or pro forma financial statements are required to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus under the Securities Act or the Securities Act Regulations. The summary financial information included under the caption “Summary Historical Consolidated Financial Data” in the Registration Statement, the Pricing Disclosure Package or the Prospectus presents fairly in all material respects the information shown therein and has been completed on a basis consistent with that of the audited financial statements included therein. All disclosures included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission, including with respect to foreign private issuers), if any, comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. Each of the Registration Statement, the Pricing Disclosure Package and the Prospectus discloses all material off-balance sheet transactions, arrangements and obligations (including contingent obligations) of the Company.

(h)  Authorized Capital; Options, etc. The Company had, at the date or dates indicated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the duly authorized, issued and outstanding capitalization as set forth therein. Except as set forth in, contemplated by, or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, on the Effective Date, as of the Applicable Time, on the Closing Date and any Option Closing Date, there will be no share options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued Common Shares or any security convertible or exercisable into Common Shares, or any contracts or commitments to issue or sell Common Shares or any such options, warrants, rights or convertible securities.

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(i) Valid Issuance of Securities, etc.

(i) Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable, and except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The statements set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the caption “Description of Capital Stock,” insofar as such statements purport to summarize the provisions of law related to the Common Shares, constitute an accurate summary thereof in all material respects. All offers and sales of the outstanding Common Shares made in the three years prior to the date of this Agreement were, at all relevant times, either made in accordance with the registration requirements under the Securities Act and the applicable U.S. state securities or “blue sky” laws in all material respects or, based in part on the representations and warranties of the purchasers of such shares, exempt from such registration requirements.

(ii) Securities Sold Pursuant to this Agreement. The Public Securities were, when issued, duly authorized for issuance and sale, validly issued, fully paid and non-assessable; the Public Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Public Securities has been duly and validly taken.

(j) Registration Rights of Third Parties. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Securities Act or to include any such securities in a registration statement to be filed by the Company (except for any such rights that have been waived or otherwise satisfied).

(k) Authorization; Validity and Binding Effect of Agreements. The Company has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby. This Agreement has been duly and validly authorized by the Company, and, when executed and delivered, will constitute, the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(l) Enforceability of Agreements. All material agreements between the Company and third parties expressly referenced in the Registration Statement, the Pricing Disclosure Package and the Prospectus are legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles, (ii) the indemnification provisions of certain agreements may be limited by federal or state securities laws or public policy considerations in respect thereof, (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and (iv) the failure to be such legal, valid and binding obligations of the Company would not reasonably be expected to result in a Material Adverse Effect.

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(m) Non-Contravention of Existing Instruments. The Company’s execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby and by the Prospectus (i) will not result in any violation of the provisions of the charter document or the by-laws of the Company, (ii) will not conflict with or constitute a breach of, or default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any indenture, mortgage, loan or credit agreement, note, guarantee, contract, franchise, lease or other instrument to which the Company is a party or by which it is bound (including, without limitation, any credit agreement, guarantee, indenture, pledge agreement, security agreement or other instrument or agreement evidencing, guaranteeing, securing or relating to indebtedness of the Company, if any), or to which any of the property or assets of the Company is subject (each, an “Existing Instrument”), except for such conflicts, breaches, defaults or a Debt Repayment Triggering Event as would not be reasonably expected to, individually or in the aggregate, result in any change or effect in the business, operations, results of operations, assets, capitalization, financial condition, prospects, rights or liabilities of the Company which is materially adverse to the business, operations or financial condition of the Company (a “Material Adverse Effect”) and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company, except for any such violation that would not be reasonably expected to, individually or in the aggregate, result in a Material Adverse Effect. As used herein, a "Debt Repayment Triggering Event" means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company.

(n) Permits; Consents.

(i) All Necessary Permits, etc. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company possesses such valid and current certificates, authorizations or permits issued by the appropriate federal, provincial, state, local or foreign regulatory agencies or bodies necessary to conduct its business, as now conducted, except where the failure to possess such certificates, authorizations or permits would not, individually or in the aggregate, result in a Material Adverse Effect. The Company has not received, nor has any reason to believe that it will receive, any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

(ii) Transactions Contemplated Herein. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for (i) the execution, delivery and performance by the Company of this Agreement or (ii) the valid issuance, sale and delivery of the Public Securities and the consummation of the transactions and agreements contemplated by this Agreement and as contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, except (i) with respect to applicable U.S. federal and state securities laws (including the registration under the Securities Act of the Shares) and the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”), (ii) those that have already been obtained or made and (iii) those that may be required under applicable state securities laws in connection with the purchase, distribution and resale of the Public Securities.

(o) D&O Questionnaires. To the Company’s knowledge, all information contained in the questionnaires (the “Questionnaires”) completed by each of the Company’s directors, officers and 10% shareholders immediately prior to the Offering (the “Insiders”) as supplemented by all information concerning the Company’s directors, officers and principal shareholders as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, provided to the Underwriters, is true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires to become materially inaccurate and incorrect.

(p) No Material Actions or Proceedings. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no legal or governmental actions, suits, claims, investigations or proceedings pending or, to the Company's knowledge, threatened or contemplated (i) against or affecting the Company, (ii) which have as the subject thereof any officer or director (in his or her capacity as such) of, or property owned or leased by, the Company or (iii) relating to environmental or discrimination matters, where in any such case (A) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Effect or materially and adversely affect the consummation of the transactions contemplated by this Agreement or (B) any such action, suit or proceeding is or would be material in the context of the sale of the Common Shares. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no material labor dispute with the employees or independent contractors of the Company exists or, to the Company’s knowledge, is threatened or imminent.

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(q) Liabilities. The Company has no liabilities, obligations, indebtedness or commitments, whether accrued, absolute, contingent or otherwise, which are not disclosed or referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus, other than liabilities, obligations, or indebtedness or commitments (i) incurred in the normal course of business, or (ii) which would not reasonably be expected to have a Material Adverse Effect.

(r) Incorporation and Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Delaware, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement, except where the failure to be in good standing, to be so qualified or to have such power and authority would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect.

(s) Subsidiaries. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Registration Statement (the “Subsidiaries”).

(t) Organization and Good Standing of the Subsidiaries. Each of the Company’s Subsidiaries has been duly incorporated and is validly existing as a corporation and is in good standing under the laws of their respective jurisdictions of organization, is duly licensed or qualified to do business and is in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such license or qualification, and has the corporate power and authority necessary to own, lease and operate their respective properties and to conduct their respective businesses as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except where the failure to be so qualified or in good standing or have such power or authority would not, have individually or in the aggregate, Material Adverse Effect.

(u) Insurance. The Company maintains insurance covering the properties, operations, personnel and business of the Company in such amounts and with such deductibles and covering such risks as are reasonably adequate and customary for companies of a similar size engaged in similar businesses in similar industries. The Company has no knowledge that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to result in a Material Adverse Effect. The Company has not been denied any insurance coverage which it has sought or for which it has applied in the past two years from the date hereof.

(v) Transactions Affecting Disclosure to FINRA.

(i) Finder’s Fees. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Insider with respect to the sale of the Public Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its shareholders that may affect the Underwriters’ compensation, as determined by FINRA.

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(ii) Payments Within 180 Days. Except as provided in the engagement letter between the Company and Northland Securities, Inc., dated February 13, 2018, or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) any FINRA member; or (iii)  any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the 180-day period immediately preceding the original filing of the Registration Statement, other than the payment to the Underwriters as provided hereunder in connection with the Offering.

(iii) FINRA Affiliation. There is no (i) officer or director of the Company, (ii) to the Company’s knowledge, beneficial owner of 5% or more of any class of the Company’s securities or (iii) to the Company’s knowledge, beneficial owner of the Company’s unregistered equity securities which were acquired during the 180-day period immediately preceding the original filing of the Registration Statement that, in each case, is an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

(w)  Foreign Corrupt Practices Act. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company is aware of or has made any contribution or other payment or taken any action, directly or indirectly, that has resulted or would result in a material violation of the Foreign Corrupt Practices Act of 1977 (United States), as amended, and the rules and regulations thereunder (the "FCPA"), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA.

(x) Compliance with OFAC. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any other person acting on behalf of the Company, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury.

(y) Money Laundering Laws. The operations of the Company are, and have been conducted at all times, in compliance in all material respects with all material applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970 (United States), as amended, the Proceeds of Crime (Money Laundering), the money laundering statutes of all applicable jurisdictions where the Company conducts its business, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(z) Officers’ Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to the Representative or to Representative Counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

(aa) Related Party Transactions. There are no related-party transactions within the meaning of Item 404 of Regulation S-K required to be described in Registration Statement, the Pricing Disclosure Package and the Prospectus, which have not been described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

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(bb) Board of Directors. The Board of Directors of the Company is comprised of the persons set forth under the heading of the Pricing Prospectus and the Prospectus captioned “Management—Board of Directors.” The qualifications of the persons serving as board members and the overall composition of the board comply in all material respects with the Exchange Act, the Exchange Act Regulations, the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder (the “Sarbanes-Oxley Act”) applicable to the Company and the listing rules of the Exchange. The Board of Directors of the Company has determined that at least one member of the Audit Committee of the Board of Directors of the Company qualifies as an “audit committee financial expert,” as such term is defined under Regulation S-K, and the listing rules of the Exchange. In addition, the Board of Directors of the Company has determined that at least a majority of the persons serving on the Board of Directors qualify as “independent,” as defined under the listing rules of the Exchange.

(cc) Sarbanes-Oxley Compliance.

(i) Disclosure Controls. The Company has developed and currently maintains disclosure controls and procedures that will comply with Rule 13a-15 or 15d-15 under the Exchange Act Regulations applicable to it, and such controls and procedures are reasonably effective to ensure that all material information concerning the Company will be made known on a timely basis to the individuals responsible for the preparation of the Company’s Exchange Act filings and other public disclosure documents.

(ii) Compliance. The Company is, or at the Applicable Time and on the Closing Date will be, in material compliance with the provisions of the Sarbanes-Oxley Act applicable to it, and has implemented or will implement such programs and taken reasonable steps to ensure the Company’s future compliance (not later than the relevant statutory and regulatory deadlines therefor) with all of the material provisions of the Sarbanes-Oxley Act.

(dd) Accounting Controls. The Company maintains systems of “internal control over financial reporting” (as defined under Rules 13a-15 and 15d-15 under the Exchange Act Regulations) that comply in all material respects with the requirements of the Exchange Act and have been designed by, or under the supervision of, its principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company is not aware of any material weaknesses in its internal controls. Since the date of the most recent balance sheet included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company’s auditors and the Audit Committee of the Board of Directors of the Company have not been advised of: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting which could adversely affect the Company’ ability to record, process, summarize and report financial information; and (ii) any fraud known to the Company’s management, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(ee) No Investment Company Status. The Company is not and, after giving effect to the offering and the application of the proceeds thereof as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be, required to register as an “investment company,” as defined in the Investment Company Act of 1940, as amended.

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(ff) Directors and Officers. To the knowledge of the Company, none of the current directors or officers of the Company are now, or have ever been, subject to an order or ruling of any securities regulatory authority or stock exchange prohibiting such individual from acting as a director or officer of a public corporation or of a corporation listed on a particular stock exchange.

(gg) Employment Standards, Human Rights Legislation. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no outstanding complaints against the Company before any government employment standards branch, tribunal or human rights tribunal, nor, to the knowledge of the Company, are there any threatened material complaints or any occurrence that may reasonably be expected to lead to a material complaint, in each case under any human rights legislation or employment standards legislation. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no outstanding decisions or settlements or pending settlements under any employment standards legislation that place any obligation upon the Company to do or to refrain from doing any act. The Company is not delinquent in any material respect in payments to any of its employees, consultants or independent contractors for any wages, salaries, commissions, bonuses or other direct compensation for any service performed for it or amounts required to be reimbursed to such employees, consultants or independent contractors, and all such amounts have been properly accrued in the books and records of the Company. The Company is in compliance in all material respects with all applicable laws related to employment, including those related to wages, hours and the payment and withholding of taxes and other sums as required by law and has not and is not engaged in any unfair labor practice.

(hh) Proposed Acquisition. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no material agreements, contracts, arrangements or understandings (written or oral) with any persons relating to the acquisition or proposed acquisition by the Company of any material interest in any business (or part of a business) or corporation, nor are there any other specific contracts or agreements (written or oral) in respect of any such matters in contemplation.

(ii) Intellectual Property Rights. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and each Subsidiary is the sole and exclusive owner of all right, title and interest in and to, or has a valid and enforceable right to use pursuant to a written license, all trademarks, trade names, service marks, patents, patent applications, other patent rights, copyrights, domain names, software, inventions, processes, databases, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar intellectual property rights, whether registered or unregistered and in any jurisdiction (collectively, “Intellectual Property Rights”) reasonably necessary to conduct its businesses as now conducted or proposed to be conducted as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, free and clear of all liens and encumbrances, except where the failure to have such Intellectual Property Rights would not be reasonably expected to result in a Material Adverse Effect. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus:

(i) there are no rights of third parties to any such Intellectual Property Rights owned by the Company and its Subsidiaries, except for (a) licenses granted in the ordinary course to third parties, or (b) such rights that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

(ii) the Company has not received, and has no reason to believe that it will receive, any notice of infringement or conflict with asserted Intellectual Property Rights of others, or any facts or circumstances which would render any Intellectual Property Rights invalid or inadequate to protect the interest of the Company therein, except where such infringement or conflict with such Intellectual Property Rights, if the subject of an unfavorable decision, or where such Intellectual Property Rights are rendered invalid or inadequate, would not, in either case, be reasonably expected to result in a Material Adverse Effect;

(iii) to the knowledge of the Company, there is no infringement by third parties of any Intellectual Property Rights owned by the Company; and

(iv) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim relating to Intellectual Property Rights owned by the Company.

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(jj) Title to Properties. The Company has good and marketable title to all property and other assets reflected as owned by it in the Registration Statement, the Pricing Disclosure Package and the Prospectus, in each case (except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus) free and clear of any security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects except those that do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company. The real property, improvements, equipment and personal property held under lease by the Company are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the conduct of the business of the Company.

(kk) Tax Law Compliance. The Company has filed all U.S. federal, state and all other foreign, provincial, state, local or other income and franchise tax returns required to be filed by it or has properly requested extensions thereof, other than those tax returns where the failure to file would not result in a Material Adverse Effect, and has paid all taxes and any similar assessment, including interest and penalties applicable thereto, that are due and payable by it, other than those being contested in good faith and by appropriate proceedings, those as to which adequate reserves have been provided or those where failure to pay would not, individually or in the aggregate, result in a Material Adverse Effect.

(ll) Employee Benefit Laws. The Company is not in violation of or has not received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wages and hours law, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which could reasonably be expected to have a Material Adverse Change.

(mm) Ineligible Issuer.  At the time of filing the Registration Statement and any post-effective amendment thereto, at the time of effectiveness of the Registration Statement and any amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Public Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(nn) Statistical and Market-Related Data. The statistical, demographic and market-related data included in the Registration Statement, the Pricing Disclosure Package or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects or represent the Company's good faith estimates that are made on the basis of data derived from such sources.

(oo) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(pp) Export and Import Laws. The Company, and, to the Company’s knowledge, each of its affiliates, and any director, officer, agent or employee of, or other person associated with or acting on behalf of the Company, has acted at all times in compliance in all material respects with applicable Export and Import Laws (as defined below) and there are no claims, complaints, charges, or proceedings pending or expected or, to the knowledge of the Company, threatened between the Company or any of its Subsidiaries and any governmental authority under any Export or Import Laws. The term “Export and Import Laws” means the Arms Export Control Act, the International Traffic in Arms Regulations, the Export Administration Act of 1979, as amended, the Export Administration Regulations, and all other laws and regulations of the United States government regulating the provision of services to non-U.S. parties or the export and import of articles or information from and to the United States of America, and all similar laws and regulations of any foreign government regulating the provision of services to parties not of the foreign country or the export and import of articles and information from and to the foreign country to parties not of the foreign country.

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(qq) Compliance with Environmental Laws.

(i) Except as would not, singly or in the aggregate, result in a Material Adverse Effect, the Company is not in violation of any federal, provincial, state, local, municipal or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws");

(ii) Except as would not, singly or in the aggregate, result in a Material Adverse Effect, the Company has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with their requirements;

(iii) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company; and

(iv) to the knowledge of the Company, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company relating to Hazardous Materials or any Environmental Laws.

(rr) Integration. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Offering to be integrated with prior offerings by the Company for purposes of the Securities Act that would require the registration of any such securities under the Securities Act.

(ss) Confidentiality and Non-Competition. To the Company’s knowledge, no director, officer, key employee or consultant of the Company is subject to any confidentiality, non-disclosure, non-competition agreement or non-solicitation agreement with any employer or prior employer that could reasonably be expected to materially affect his ability to be and act in his respective capacity of the Company or be expected to result in a Material Adverse Change.

3. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders severally and not jointly represents and warrants to each Underwriter and the Company as of the Applicable Time and as of the Closing Date and as of the Option Closing Date, as follows:

(a) Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained (except for the registration under the Securities Act of the Shares and such consents, approvals, authorizations and orders as may be required under state securities or Blue Sky laws or the rules and regulations of FINRA); and such Selling Stockholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder. This Agreement has been duly authorized by such Selling Stockholder, and when executed and delivered, will constitute the valid and binding agreement of such Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

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(b) No Conflicts. The execution, delivery and performance by such Selling Stockholder of this Agreement, the sale of the Shares to be sold by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated herein or therein will not (i) will not conflict with or constitute a breach of, or default or a Debt Repayment Triggering Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Stockholder pursuant to, any indenture, mortgage, loan or credit agreement, note, guarantee, contract, franchise, lease or other instrument to which the Selling Stockholder is a party or by which it is bound (including, without limitation, any credit agreement, guarantee, indenture, pledge agreement, security agreement or other instrument or agreement evidencing, guaranteeing, securing or relating to indebtedness of the Selling Stockholder, if any), or to which any of the property or assets of the Selling Stockholder is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of such Selling Stockholder or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency applicable to the Selling Stockholder, except in the case of clauses (i) and (iii), for such violations that individually or in the aggregate would not have a material adverse effect on the ability of such Selling Stockholder to consummate the transactions contemplated hereby. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory agency is required for the performance by such Selling Stockholder of its obligations under this Agreement and the consummation by such Selling Stockholder of the transactions contemplated by this Agreement in connection with the Shares to be sold by such Selling Stockholder hereunder, except (i) with respect to applicable U.S. federal and state securities laws (including the registration under the Securities Act of the Shares) and the rules and regulations of FINRA, (ii) those that have already been obtained or made and (iii) those that may be required under applicable state securities laws in connection with the purchase, distribution and resale of the Public Securities.

(c) Title to Shares. Such Selling Stockholder has, and at the Closing Date and the Option Closing Date, as the case may be, will have good and valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or adverse claims; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the several Underwriters.

(d) No Stabilization. Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(e) Pricing Disclosure Package. The Pricing Disclosure Package, at the Applicable Time did not, and as of the Closing Date and the Option Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the representations and warranties set forth in this subsection 3(e) apply only to statements or omissions made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Pricing Disclosure Package or any amendment or supplement thereto, it being understood and agreed that such information consists only of the name of such Selling Stockholder, the number of Shares to be sold by such Selling Stockholder and the address and other information with respect to such Selling Stockholder (excluding percentages) which appear in the Pricing Disclosure Package in the table (and corresponding footnotes) under the caption “Selling Stockholders” (the “Selling Stockholders’ Information”).

(f) Prospectus, Preliminary Prospectus, Registration Statement. The Selling Stockholders’ Information contained in the Registration Statement, Preliminary Prospectus and the Prospectus did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(g) Issuer Free Writing Prospectus. Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, such Selling Stockholder (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any Issuer Free Writing Prospectus, other than any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act.

(h) Material Information. As of the date hereof and as of the Closing Date and the Option Closing Date, as the case may be, that the sale of the Shares by such Selling Stockholder is not and will not be prompted by any material information concerning the Company which is not set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

(i) No Unlawful Payments. Neither the Selling Stockholder nor, to the knowledge of the Selling Stockholder, any director, officer, agent, employee, affiliate or other person acting on behalf of the Selling Stockholder is aware of or has made any contribution or other payment or taken any action, directly or indirectly, that has resulted or would result in a material violation of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA.

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(j) Compliance with Anti-Money Laundering Laws. The operations of the Selling Stockholder are, and have been conducted at all times, in compliance in all material respects with all material applicable financial recordkeeping and reporting requirements of the Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Selling Stockholder with respect to the Money Laundering Laws is pending or, to the knowledge of the Selling Stockholder, threatened.

(k) Organization and Good Standing. To the extent any Selling Stockholder is an entity, such Selling Stockholder has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its respective properties and to conduct the businesses in which it is engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Stockholder to consummate the transactions contemplated hereby.

(l) ERISA. Solely for purposes of assisting each Underwriter in relying on the exception from fiduciary status under U.S. Department of Labor Regulations set forth in Section 29 CFR 2510.3-21(c)(1), each Selling Stockholder represents and warrants that either:

(i) it is not (1) an employee benefit plan subject to Title I of ERISA), (2) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or (3) an entity deemed to hold “plan assets” of any such plan or account under Section 3(42) of ERISA, 29 C.F.R. 2510.3-101, or otherwise; or

(ii) if it is a plan, account or entity described in (1), (2) or (3) of clause (i), a fiduciary acting on its behalf is causing such Selling Stockholder to enter into this Agreement and the transactions contemplated hereby and such fiduciary: (a) is an entity specified in Section 29 CFR 2510.3-21(c)(1)(i)(A)-(E); (b) is independent (for purposes of Section 29 CFR 2510.3-21(c)(1)) of the Underwriter; (c) is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies, including such Selling Stockholder’s transactions with the Underwriter hereunder; (d) has been advised that, with respect to the Underwriter, neither the Underwriter nor any of its affiliates has undertaken or will undertake to provide impartial investment advice, or has given or will give advice in a fiduciary capacity, in connection with such Selling Stockholder’s transactions with the Underwriter contemplated hereby; (e) is a “fiduciary” under Section 3(21)(a) of ERISA or Section 4975(e)(3) of the Code, or both, as applicable, with respect to, and is responsible for exercising independent judgment in evaluating, such Selling Stockholder’s transactions with the Underwriter contemplated hereby; and (f) understands and acknowledges the existence and nature of the underwriting discounts, commissions and fees, and any other related fees, compensation arrangements or financial interests, described in the Pricing Disclosure Package and the Prospectus, and understands, acknowledges and agrees that no such fee or other compensation is a fee or other compensation for the provision of investment advice, and that the Underwriters nor any of its affiliates, nor any of their respective directors, officers, members, partners, employees, principals or agents has received or will receive a fee or other compensation from such Selling Stockholder or such fiduciary for the provision of investment advice (rather than other services) in connection with such Selling Stockholder’s transactions with the Underwriter contemplated hereby.

(m) No Broker’s Fees. Such Selling Stockholder is not a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against such Selling Stockholder or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

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(n) No Adverse Claim. Upon payment by the Underwriters of the purchase price for the Firm Shares and the Option Shares pursuant to this Agreement, delivery of such shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by DTC (unless delivery of such shares is unnecessary because the shares are already in possession of Cede or such nominee), registration of the shares in the name of Cede or such other nominee (unless registration of the shares is unnecessary because the shares are already registered in the name of Cede or such nominee), and the crediting of the shares on the books of DTC to accounts of the Underwriters (assuming that neither DTC nor any Underwriter has “notice of an adverse claim,” within the meaning of Section 8-105 of the New York Uniform Commercial Code (“UCC”), with respect to the shares), (A) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of the shares and (B) no action based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, to the shares may be asserted against the Underwriters with respect to such security entitlement; provided that, for purposes of this representation, such Selling Stockholder may assume that when such payment, delivery (if necessary) and crediting occur, (w) the shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (x) DTC will be registered as a “clearing corporation,” within the meaning of Section 8-102 of the UCC and (y) appropriate entries to the accounts of the Underwriters on the records of DTC will have been made pursuant to the UCC and the jurisdiction of DTC and its nominee for purposes of Section 8-110 of the UCC, and the jurisdiction applicable to the matters specified in subsections (a)(2) through (5) of Section 8-110 of the UCC, is the state of New York.

4. Covenants of the Company. The Company covenants and agrees as follows:

(a) Amendments to Registration Statement. The Company shall deliver to the Representative, prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date and not file any such amendment or supplement to which the Representative shall reasonably object in writing, unless the Company determines that the filing of such amendment or supplement is necessary to correct a material misstatement or is necessary to make the statements included therein not misleading; provided however, that this Section 3(a) shall not be applicable with respect to any supplements to the Registration Statement filed solely for the purpose of supplementing the Registration Statement or Prospectus with a report filed with the Commission by the Company pursuant to the Exchange Act.

(b) Federal Securities Laws.

(i) Compliance. The Company shall use commercially reasonable efforts to comply with the requirements of Rule 430A of the Securities Act Regulations, and will notify the Representative promptly, but in any event within two (2) business days, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed; (ii) of the receipt of any comments from the Commission; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Public Securities for offering or sale in any jurisdiction, or of the initiation or, to the Company’s knowledge, threatening, of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Public Securities. The Company shall effect all filings required under Rule 424(b) of the Securities Act Regulations, in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and shall take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

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(ii) Continued Compliance. The Company shall use commercially reasonable efforts to comply with the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations so as to permit the completion of the distribution of the Public Securities as contemplated in this Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Public Securities is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations (“Rule 172”), would be) required by the Securities Act to be delivered in connection with sales of the Public Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) amend or supplement the Pricing Disclosure Package or the Prospectus in order that the Pricing Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the Pricing Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the Securities Act or the Securities Act Regulations, the Company will promptly (A) give the Representative notice of such event; (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Pricing Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representative with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement. The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company has given or will give the Representative notice of any filings made pursuant to the Exchange Act or the Exchange Act Regulations within 48 hours prior to the Applicable Time. The Company shall give the Representative notice of its intention to make any such filing from the Applicable Time until the later of the Closing Date and the exercise in full or expiration of the Over-allotment Option and will furnish the Representative with copies of the related document(s) a reasonable amount of time prior to such proposed filing, as the case may be.

(iii) Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Representative (not to be unreasonably withheld, conditioned or delayed), it shall not make any offer relating to the Public Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the Representative shall be deemed to have consented to each Issuer General Use Free Writing Prospectus and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed and approved in writing by the Representative. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Underwriters as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply in all material respects with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Underwriters and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(c) Delivery to the Underwriters of Registration Statements. The Company has delivered or made available or shall deliver or make available to the Representative and counsel for the Representative, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also deliver to the Underwriters, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

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(d) Delivery to the Underwriters of Prospectuses. The Company has delivered or made available or will deliver or make available to each Underwriter, without charge, as many copies of each Preliminary Prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Public Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) Effectiveness and Events Requiring Notice to the Representative. The Company shall use its commercially reasonable efforts to cause the Registration Statement to remain effective with a current prospectus through and including the expiration date of Over-allotment Option (or the date all Option Shares have been acquired from Selling Stockholders, if earlier), and shall notify the Representative immediately and confirm the notice in writing: (i) of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order or of the initiation, or to the Company’s knowledge, the threatening, of any proceeding for that purpose; (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Public Securities for offering or sale in any jurisdiction or of the initiation, or to the Company’s knowledge, the threatening, of any proceeding for that purpose; (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the happening of any event during the period described in this Section 4(e) that, in the judgment of the Company, makes any statement of a material fact made in the Registration Statement, the Pricing Disclosure Package or the Prospectus untrue or that requires the making of any changes in (a) the Registration Statement in order to make the statements therein not misleading, or (b) in the Pricing Disclosure Package or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company shall use its commercially reasonable efforts to obtain promptly the lifting of such order.

(f) Reports to the Representative; Transfer Agent.

(i) Periodic Reports, etc. For a period of one (1) year after the date of this Agreement, the Company shall furnish or make available to the Representative copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities and also promptly furnish or make available to the Representative: (i) a copy of each periodic report the Company shall be required to file with the Commission under the Exchange Act and the Exchange Act Regulations; (ii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the Company and filed or furnished on a Current Report on Form 8-K; (iii) a copy of each Current Report on Form 8-K prepared and filed by the Company; and (iv) five copies of each registration statement filed by the Company under the Securities Act. Documents filed with the Commission pursuant to its EDGAR system or otherwise filed with the Commission or made publicly available shall be deemed to have been delivered to the Representative pursuant to this Section 4(f)(i).

(ii) Transfer Agent. The Company shall maintain a transfer agent and registrar for the Common Shares.

(g) Rule 158. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, Rule 158(a) under Section 11(a) of the Securities Act.

(h) Stabilization. Neither the Company nor, to its knowledge, any of its employees, directors or shareholders (without the consent of the Representative) has taken or shall take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under Regulation M of the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Public Securities.

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(i) FINRA. For a period of 90 days from the later of the Closing Date or the Option Closing Date, the Company shall advise the Representative (who shall make an appropriate filing with FINRA) if it is or becomes aware that (i) any officer or director of the Company, (ii) any beneficial owner of 5% or more of any class of the Company’s securities or (iii) any beneficial owner of the Company’s unregistered equity securities which were acquired during the 180 days immediately preceding the original filing of the Registration Statement is or becomes an affiliate or associated person of a FINRA member participating in the offering (as determined in accordance with the rules and regulations of FINRA).

(j) No Fiduciary Duties. The Company acknowledges and agrees that the Underwriters’ responsibility to the Company is solely contractual in nature and that none of the Underwriters or their affiliates or any selling agent shall be deemed to be acting in a fiduciary capacity, or otherwise owes any fiduciary duty to the Company or any of its affiliates in connection with the Offering and the other transactions contemplated by this Agreement.

(k) Company Lock-Up Agreements. The Company, on behalf of itself and any successor entity, agrees that, without the prior written consent of the Representative, it will not, for a period of three (3) months after the date of this Agreement (the “Lock-Up Period”), (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock (including Depository Receipts) of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock (including Depository Receipts) of the Company; (ii) file or cause to be filed any registration statement with the Commission relating to the offering of any shares of capital stock (including Depository Receipts) of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock (including Depository Receipts) of the Company (other than pursuant to a registration statement on Form S-8 for employee benefit plans); or (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of shares of capital stock of the Company or such other securities, in cash or otherwise. The restrictions contained in this section shall not apply to (i) the Public Securities to be sold hereunder; (ii) the issuance by the Company of Common Shares upon the exercise of an outstanding option or warrant or the conversion of a security outstanding on the date hereof and disclosed in the Registration Statement and the Pricing Disclosure Package, (iii) the transfer or deemed repurchase of capital stock by the Company for payment purposes in connection with the delivery of shares of stock pursuant to restricted stock or restricted stock units (including shares withheld or forfeited in order to satisfy any tax withholding or remittance obligations), (iv) the grant by the Company of options or other share-based awards, or the issuance of shares of the Company under any equity compensation plan of the Company disclosed in the Pricing Prospectus, or (v) the issuance of securities in connection with mergers, acquisitions, joint ventures, licensing arrangements or any other similar non-capital raising transactions, including, without limitation, the issuance of securities by the Company to a third party in exchange for services.

(l) Blue Sky Qualifications. The Company shall use its commercially reasonable efforts, in cooperation with the Underwriters, if necessary, to qualify the Public Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Public Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(m) Reporting Requirements. The Company, during the period when a prospectus relating to the Public Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, will use commercially reasonable efforts to file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and Exchange Act Regulations.

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5. Covenants of the Company and the Selling Stockholders.

(a) Payment of Expenses.

(i) General Expenses Related to the Offering. The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, to the extent not paid at the Closing Date, all reasonable expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (a) all filing fees and communication expenses relating to the registration of the Public Securities to be sold in the offering with the Commission; (b) all actual Public Offering Filing System filing fees associated with the review of the Offering by FINRA; (c) all fees and expenses relating to the listing of the Common Shares on the Exchange; (d) all reasonable and documented fees, expenses and disbursements, if any, relating to the registration or qualification of the Public Securities under the “blue sky” securities laws of such states and other jurisdictions as the Representative may reasonably designate (including, without limitation, all filing and registration fees, and the reasonable fees and disbursements of “blue sky” counsel, it being agreed that such fees and expenses will not exceed $25,000); (e) all reasonable and documented fees, expenses and disbursements relating to the registration, qualification or exemption of the Public Securities under the securities laws of such foreign jurisdictions as the Representative may reasonably designate; (f) share transfer and/or stamp taxes, if any, payable upon the transfer of securities from the Company to the Underwriters; and (g) reasonable and documented “road show” expenses, due diligence fees and expenses of the Underwriter (including, without limitation, reasonable and documented domestic and foreign legal counsel, background checks, travel expenses and other diligence expenses). The total amount of expenses that the Company shall be obligated to pay and/or reimburse under this Agreement shall not exceed a total of $85,000 (less amounts previously advanced).

(ii) Non-accountable Expenses. The Company and the Selling Stockholders further agree to pay the Representative a non-accountable expense allowance equal to an aggregate of 1.0% of the public offering price of the Firm Shares sold in the Offering, which may be paid by wire transfer from an account of the Company to an account designated in writing by the Representative, by deduction from the Purchase Price deliverable to the Selling Stockholders contemplated herein or by any combination of the foregoing.

6. Further Covenants of the Selling Stockholders. Each of the Selling Stockholders covenants and agrees with each Underwriter that:

(a) Clear Market. Each Selling Stockholder has duly executed the Lock-up Agreement in the form attached as Exhibit A hereto (the “Lock-Up Agreement”).

(b) Stabilization. Such Selling Stockholder will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Common Shares.

(c) Tax Form. It will deliver to the Representative prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters’ documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated.

(d) Use of Proceeds. It will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to a subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject of target of U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, (i) to fund or facilitate any activities of or business in any country sanctioned by the Office of Foreign Assets Control of the U.S. Department of the Treasury or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of such sanctions.

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7. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Public Securities, as provided herein, shall be subject to (i) the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and the Option Closing Date, as the case may be; (ii) the accuracy of the statements of officers of the Company made pursuant to the provisions hereof; (iii) the performance by the Company of its obligations hereunder; and (iv) the following conditions:

(a) Regulatory Matters.

(i) Effectiveness of Registration Statement; Rule 430A Information. The Registration Statement has become effective not later than 5:00 p.m., Eastern time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representative, and, at each of the Closing Date and any Option Closing Date, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall have been issued under the Securities Act, no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus shall have been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated by the Commission. The Company shall have complied with each request (if any) from the Commission for additional information. The Prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) (without reliance on Rule 424(b)(8)) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430A.

(ii) FINRA Clearance. On or before the date of this Agreement, the Representative shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

(iii) Exchange Stock Market Clearance. On the Closing Date, the Firm Shares shall have been approved for listing on the Exchange, subject only to official notice of issuance. On each Option Closing Date (if any), the Option Shares shall have been approved for listing on the Exchange, subject only to official notice of issuance.

(b) Company Counsel Matters.

(i) Closing Date Opinion of Company Counsel. On the Closing Date and on each Option Closing Date (if any), the Representative shall have received the opinion of Haynes and Boone, LLP, counsel to the Company, dated the Closing Date or Option Closing Date, as applicable, and addressed to the Representative, substantially in the form attached as Exhibit B hereto.

(c) Comfort Letters.

(i) Comfort Letter. At the time this Agreement is executed the Representative shall have received a cold comfort letter from the Auditor containing statements and information of the type customarily included in accountants’ comfort letters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, addressed to the Representative and in form and substance satisfactory in all respects to the Representative and to the Auditor, dated as of the date of this Agreement.

(ii) Bring-down Comfort Letter. At the Closing Date and on each Option Closing Date (if any), the Representative shall have received from the Auditor a letter, dated as of the Closing Date or Option Closing Date, as applicable, to the effect that such Auditor reaffirms the statements made in the letter furnished pursuant to Section 7(c)(i), except that with respect to the initial comfort letter the specified date referred to shall be a date not more than three (3) business days prior to the Closing Date.

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(d)  Officers’ Certificates.

(i) Officers’ Certificate. The Company shall have furnished to the Representative a certificate, dated the Closing Date or Option Closing Date, as applicable, of its Chief Executive Officer or its Chief Financial Officer, stating on behalf of the Company and not in an individual capacity that (i) such officer has carefully examined the Registration Statement, the Pricing Disclosure Package, any Issuer Free Writing Prospectus and the Prospectus and, in his or her opinion, the Registration Statement and each amendment thereto, as of the Applicable Time and as of the Closing Date or Option Closing Date, as applicable, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Pricing Disclosure Package, as of the Applicable Time and as of the Closing Date, any Issuer Free Writing Prospectus as of its date and as of the Closing Date or Option Closing Date, as applicable, the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date or Option Closing Date, as applicable, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Pricing Disclosure Package or the Prospectus, (iii) to his or her knowledge after reasonable investigation, as of the Closing Date or Option Closing Date, as applicable, the representations and warranties of the Company in this Agreement are true and correct in all material respects (except for those representations and warranties qualified as to materiality, which shall be true and correct in all respects and except for those representations and warranties which refer to facts existing at a specific date, which shall be true and correct as of such date) and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date and any Option Closing Date (if such date is other than the Closing Date), and (iv) there has not been, subsequent to the date of the most recent audited financial statements included in the Pricing Disclosure Package, any Material Adverse Change, or any change or development that, singularly or in the aggregate, would involve a Material Adverse Change, except as set forth in the Prospectus.

(ii) Secretary’s Certificate. At each of the Closing Date and any Option Closing Date, the Representative shall have received a certificate of the Company signed by the Secretary of the Company, dated the Closing Date and Option Closing Date (if such date is other than the Closing Date), certifying: (i) that each of the articles and bylaws are true and complete, have not been modified and are in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the offering are in full force and effect and have not been modified; (iii) the good standing of the Company; and (iv) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

(e) No Material Changes. Prior to and on each of the Closing Date and each Option Closing Date: (i) there shall have been no Material Adverse Change subsequent to the date of the most recent audited financial statements included in the Pricing Disclosure Package that would make it impracticable to proceed with the offering in the manner contemplated by this Agreement; (ii) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Insider before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding would reasonably be expected to result in a Material Adverse Change, except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (iii) no stop order shall have been issued under the Securities Act and no proceedings therefor shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, the Pricing Disclosure Package and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations and shall conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, and neither the Registration Statement, the Pricing Disclosure Package nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f) Lock-Up Agreements. On or before the date of this Agreement, the Company shall have delivered to the Representative executed copies of the Lock-Up Agreements from each of the persons listed in Schedule 4 hereto.

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(g) Additional Documents. At the Closing Date, Representative Counsel shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling Representative Counsel to deliver an opinion to the Underwriters, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and the Company and the Selling Stockholders shall have furnished to such counsel such documents and information as such counsel may reasonably request to enable them to pass on such matters.

8. Indemnification.

(a) Indemnification of the Underwriters by the Company. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates and each person controlling such Underwriter (within the meaning of Section 15 of the Securities Act), and the directors, officers, agents and employees of each Underwriter, its affiliates and each such controlling person (each Underwriter, and each such entity or person hereafter is referred to as an “Indemnified Person”) from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, the “Liabilities”), and shall reimburse each Indemnified Person for all reasonable and documented out-of-pocket fees and expenses (including the reasonable and documented out-of-pocket fees and expenses of counsel for the Indemnified Persons, except as otherwise expressly provided in this Agreement) (collectively, the “Expenses”) and agrees to advance payment of such Expenses as they are incurred by an Indemnified Person in investigating, preparing, pursuing or defending any actions, whether or not any Indemnified Person is a party thereto, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement, the Pricing Disclosure Package, the Preliminary Prospectus, the Prospectus or in any Issuer Free Writing Prospectus (as from time to time each may be amended and supplemented); (ii) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Offering, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); or (iii) any application or other document or written communication (in this Section 8, collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Public Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, the Exchange or any other national securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, the Underwriters’ Information or the Selling Stockholders’ Information; provided, however, that the Company shall not be required to indemnify and hold harmless any Indemnified Person with respect to any Liabilities or Expenses incurred by it that are judicially determined to have resulted from the fraud, gross negligence, willful misconduct or bad faith of such Indemnified Person or the breach of this Agreement or any obligations of confidentiality owed to the Company, and in such event, any Expenses advanced by the Company to such Indemnified Person shall be reimbursed. The Company also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with such Indemnified Person’s enforcement of his or its rights under this Agreement.

(b) Indemnification of the Indemnified Persons by the Selling Stockholders. Each of the Selling Stockholders severally and not jointly in proportion to the number of Shares to be sold by such Selling Stockholder hereunder agrees to indemnify and hold harmless each Indemnified Person to the same extent as the indemnity set forth in paragraph (a) above, provided that each Selling Stockholder shall be liable only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission has been made in reliance upon and in conformity with the Selling Stockholders’ Information.

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(c) Procedure. Upon receipt by an Indemnified Person of actual notice of an action against such Indemnified Person with respect to which indemnity may reasonably be expected to be sought under this Agreement, such Indemnified Person shall promptly notify the Company in writing; provided that failure by any Indemnified Person so to notify the Company shall not relieve the Company from any obligation or liability which the Company may have on account of this Section 8 or otherwise to such Indemnified Person, except to the extent that the Company is materially prejudiced by such failure. The Company shall have the right to assume the defense of any such action (including the employment of counsel designated by the Company and reasonably satisfactory to the Representative). Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company has failed promptly to assume the defense and employ counsel reasonably satisfactory to the Representative for the benefit of the Underwriters and the other Indemnified Persons or (ii) such Indemnified Person shall have been advised that in the opinion of counsel that there is an actual conflict of interest that prevents the counsel engaged by the Company for the purpose of representing the Indemnified Person, to represent both such Indemnified Person and any other person represented or proposed to be represented by such counsel. The Company shall not be liable for the fees and expenses of more than one separate counsel (together with local counsel), representing all Indemnified Persons who are parties to such action), which counsel (together with any local counsel) for the Indemnified Persons shall be selected by the Representative. The Company shall not be liable for any settlement of any action effected without its prior written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of the Underwriters, settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action in respect of which advancement, reimbursement, indemnification or contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination (i) includes an unconditional release of each Indemnified Person, from all Liabilities arising out of such action for which indemnification or contribution may be sought hereunder and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Person. The advancement, reimbursement, indemnification and contribution obligations of the Company required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as every Liability and Expense is incurred and is due and payable, and in such amounts as fully satisfy each and every Liability and Expense as it is incurred (and in no event later than 30 days following the date of any invoice therefore).

(d) Indemnification of the Company and Selling Stockholders. Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each Selling Stockholder against any and all Liabilities, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or Prospectus or any amendment or supplement thereto or in any application, in reliance upon, and in conformity with, the Underwriters’ Information. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement, the Pricing Disclosure Package or Prospectus or any amendment or supplement thereto or in any application, and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the several Underwriters by the provisions of Section 8(c). The Company and each Selling Stockholder agrees promptly to notify the Representative of the commencement of any litigation or proceedings against the Company or any of its officers, directors or any person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or any Selling Stockholder, as applicable, in connection with the issuance and sale of the Public Securities or in connection with the Registration Statement, the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus; provided that failure by the Company or any Selling Stockholder so to notify the Representative shall not relieve any Underwriter from any obligation or liability which such Underwriter may have on account of this Section 7 or otherwise to the Company or any Selling Stockholder, except to the extent such Underwriter is materially prejudiced as a proximate result of such failure.

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(e) Contribution. If the indemnification provided for in this Section 8 shall be determined by a court of competent jurisdiction to be for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), 8(b) or 8(d) in respect of any Liabilities and Expenses referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such Liabilities and Expenses, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and each of the Underwriters, on the other hand, from the Offering, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, with respect to such Offering shall be deemed to be in the same proportion as the total proceeds from the Offering purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discount and commissions actually received by the Underwriters in connection with the Offering, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholders, on the one hand, or the Underwriters, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company through the Representative by or on behalf of any Underwriter for use in any Preliminary Prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Underwriters’ Information. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (e). Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

(f) Limitation. The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services or transactions, except to the extent that a court of competent jurisdiction has made a finding that Liabilities (and related Expenses) of the Company have resulted primarily from such Indemnified Person’s fraud, bad faith, gross negligence or willful misconduct in connection with any such advice, actions, inactions or services or such Indemnified Person’s breach of this Agreement or any obligations of confidentiality owed to the Company.

(g) Survival. The advancement, reimbursement, indemnity and contribution obligations set forth in this Section 8 shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person’s services under or in connection with, this Agreement.

9. Defaulting Underwriter and Defaulting Selling Stockholder.

(a) Defaulting Underwriter

(i) Default Not Exceeding 10% of Firm Shares. If any Underwriter or Underwriters shall default in its or their obligations to purchase the Firm Shares, and if the number of the Firm Shares with respect to which such default relates does not exceed in the aggregate 10% of the number of Firm Shares that all Underwriters have agreed to purchase hereunder, then such Firm Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

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(ii) Default Exceeding 10% of Firm Shares. In the event that the default addressed in Section 9(a) relates to more than 10% of the Firm Shares, the Representative may in its discretion arrange for itself or for another party or parties to purchase such Firm Shares to which such default relates on the terms contained herein. If, within one (1) Business Day after such default relating to more than 10% of the Firm Shares, the Representative does not arrange for the purchase of such Firm Shares, then the Company shall be entitled to a further period of one (1) Business Day within which to procure another party or parties satisfactory to the Representative to purchase said Firm Shares on such terms. In the event that neither the Representative nor the Company arrange for the purchase of the Firm Shares to which a default relates as provided in this Section 9, this Agreement will automatically be terminated by the Representative or the Company and the Selling Stockholders without liability on the part of the Company or the Selling Stockholders or the non-defaulting Underwriters; and provided, further, that nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other Underwriters and to the Company for damages occasioned by its default hereunder.

(iii) Postponement of Closing Date. In the event that the Firm Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date for a reasonable period, but not in any event exceeding five (5) Business Days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Pricing Disclosure Package or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment to the Registration Statement, the Pricing Disclosure Package or the Prospectus that in the opinion of counsel for the Underwriter may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares.

(b) Defaulting Selling Stockholder

(i) If a Selling Stockholder shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by the Selling Stockholder on the Closing Date pursuant to this Agreement, then the Underwriters may at their option, by written notice from the Underwriters to the Company and the Selling Stockholder, terminate this Agreement without liability on the part of the Underwriters. Any termination of this Agreement pursuant to this Section 9(b) shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 5(a) hereof.

(ii) Nothing contained herein shall relieve any Selling Stockholder of any liability it may have to each Underwriter, the Company and their respective affiliates, directors and officers and each person, if any, who controls such Underwriter or the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, for damages caused by its default. For the avoidance of doubt, for purposes of this Section 7(b)(ii), the Selling Stockholder shall have no right to receive, benefit from or participate in any monetary damages in respect of his status as a director, officer and control person of the Company.

10. Effective Date of this Agreement and Termination Thereof.

(a) Effective Date. This Agreement shall become effective as of the date first written above.

(a) Termination. The Representative shall have the right to terminate this Agreement at any time prior to any Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, or in Representative’s reasonable opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the New York Stock Exchange or the NASDAQ Stock Market LLC shall have been suspended or materially limited; or (iii) if the United States shall have become involved in a new war or an increase in major hostilities; or (iv) if a banking moratorium has been declared by a New York State or federal authority; or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities markets; or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured; or (vii) if the Company is in material breach of any of its representations, warranties or covenants hereunder; or (viii) if the Representative shall have become aware after the date hereof of a Material Adverse Change in the conditions of the Company, or such adverse material change in general market conditions, that, in the case of clauses (i) through (viii) above, make it, in the reasonable judgment of the Representative, impracticable to proceed with the public offering or delivery of the Common Shares being delivered on such Closing Date. Section 5(a) of this Agreement shall survive any termination of this Agreement.

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(b) Expenses. Notwithstanding anything to the contrary in this Agreement, except in the case of a default by the Underwriters pursuant to Section 9(a) above, in the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the Company shall be obligated, subject to the limitations set forth in Section 5(a), above to pay to the Underwriters their actual and accountable out-of-pocket expenses related to the transactions contemplated herein then due and payable and upon demand the Company shall pay the full amount thereof to the Representative on behalf of the Underwriters (less any amounts previously advanced to the Representative). Notwithstanding the foregoing, any advance received by the Representative will be reimbursed to the Company to the extent not actually incurred in compliance with FINRA Rule 5110(f)(2)(C).

(c) Indemnification. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 8 shall remain in full force and effect and shall not be in any way affected by, such election or termination or failure to carry out the terms of this Agreement or any part hereof.

(d) Representations, Warranties, Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Company or any Selling Stockholder or its representatives or (ii) delivery of and payment for the Public Securities.

11. Miscellaneous.

(a) Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), personally delivered or sent by facsimile or email (with confirmation of transmission) and shall be deemed given when so delivered (if delivered during normal business hours, or on the next business day if delivered after normal business hours) or if mailed, two (2) days after such mailing.

If to the Underwriters, to the Representative:

The Benchmark Company, LLC

150 East 58th Street, 17th Floor

New York, New York 10155

Attention: Managing Director

jborer@benchmarkcompany.com

If to the Company:

PeerStream, Inc.

122 East 42nd Street

New York, NY 10168

Attention: Chief Executive Officer

alex@peerstream.com

with a copy to:

Haynes and Boone, LLP

2323 Victory Avenue, Suite 700

Dallas, Texas 75219

Attention: Greg Samuel, Esq.; Michael Pritchard, Esq.

Greg.Samuel@haynesboone.com; Michael.Pritchard@haynesboone.com

If to the Selling Stockholders:

Clifford Lerner

450 West 42nd, Apt 31 M

New York, New York 10168

clifflerner@gmail.com

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The J. Crew Delaware Trust A

c/o J.P. Morgan Trust Company of Delaware, Trustee

500 Stanton-Christiana Road, DE3-1600

Newark, Delaware 19713

frank.simms@jpmorgan.com; jkatz@paltalk.com

with copies to:

PeerStream, Inc.

122 East 42nd Street

New York, NY 10168

Attention: Chief Executive Officer

alex@peerstream.com

Haynes and Boone, LLP

2323 Victory Avenue, Suite 700

Dallas, Texas 75219

Attention: Greg Samuel, Esq.; Michael Pritchard, Esq.

greg.samuel@haynesboone.com; michael.pritchard@haynesboone.com

(b) Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

(c) Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

(d) Entire Agreement. Except as set forth in the following sentence, this Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof. This Agreement shall replace and supersede the Engagement Letter between the Company and Benchmark Company LLC dated June 19, 2018; provided that Sections 7, 8, 12 and 13 of such Engagement Letter shall not be superseded by this Agreement and, notwithstanding anything to the contrary in the Engagement Letter or this Agreement, shall survive the execution of this Agreement and shall continue in full force and effect.

(e) Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon the Representative, the Underwriters, each Indemnified Person referred to in Section 8, the Company and the controlling persons, directors and officers referred to in Section 8 hereof, and their respective successors, legal representatives, heirs and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of securities from any of the Underwriters.

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(f) Governing Law; Consent to Jurisdiction; Trial by Jury. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Agreement shall be brought and enforced in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company and the Selling Stockholders hereby waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company or the Selling Stockholders may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 11(a) hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company or the Selling Stockholders in any action, proceeding or claim. The Company and the Selling Stockholders agree that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its or their reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates), the Selling Stockholders and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(g) Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by email/pdf transmission shall constitute valid and sufficient delivery thereof.

(h) Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

[Signature Page Follows]

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If the foregoing correctly sets forth the understanding between the Underwriters, the Company and the Selling Stockholders, please so indicate in the space provided below.

Very truly yours,

PeerStream, Inc.

By:
Name: Alexander Harrington
Title: Chief Executive Officer

Confirmed as of the date first written above mentioned, on behalf of itself and as Representative of the several Underwriters named on Schedule 1 hereto:

The Benchmark Company, LLC

By:
Name:
Title:

On behalf of each of the Underwriters

SELLING STOCKHOLDERS

By:
Name:
Title:

[Signature Page]

PeerStream, Inc. – Underwriting Agreement

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SCHEDULE 1

Underwriters

Underwriter	Total Number of Firm Shares to be Purchased	Number of Shares to be Purchased if the Over- Allotment Option is Fully Exercised

The Benchmark Company, LLC
Noble Capital Markets

Total

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SCHEDULE 2

Selling Stockholders

Selling Stockholder	Total Number of Firm Shares to be Sold	Number of Shares to be Sold if the Over- Allotment Option is Fully Exercised
The J. Crew Delaware Trust A
Clifford Lerner

Total

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SCHEDULE 3

Issuer General Use Free Writing Prospectuses

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SCHEDULE 4

List of Lock-Up Parties

Selling Stockholders:

The J. Crew Delaware Trust A

Clifford Lerner

Executive Officers:

Alexander Harrington

Jason Katz

Judy Krandel

Eric Sackowitz

Arash Vakil

Non-Employee Directors:

Yoram “Rami” Abada

Michael Jones

Lance Laifer

Michael Levit

John Silberstein

5% Beneficial Owners:

Perry Scherer

Jen-Jen Yeh

Hilltop Partners, L.P.

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EXHIBIT A

Form of Lock-Up Agreement

36

EXHIBIT B

Form of Company Counsel Legal Opinion

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